Exhibit 32.1

Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Oliver Keren Ban, the Chief Executive Officer and President, Secretary and Treasurer of Golden Ally Lifetech Group, Inc. (the “Company”), hereby certify, that, to my knowledge:

1. The Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 18, 2023

By:	/s/ Oliver Keren Ban
Name:	Oliver Keren Ban
Title:	Chief Executive Officer and President (Principal Executive Officer), Secretary and Treasurer